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                                                                      Exhibit 21

                            SUBSIDIARIES OF ALLEGHANY

  Chicago Title and Trust Company (Illinois)
         Chicago Title Insurance Company (Missouri)
                  Alexander Title Agency, Inc. (Virginia)
                  CATCO, Inc. (Oklahoma - 50%)
                  Chicago Title Company (California)
                           Tri-Safe, Inc. (California - 25%)
                  Chicago Title Company of Alameda County
                    (California - 80%)
                  Chicago Title Insurance Company of Puerto Rico
                    (Puerto Rico - 99.2%)
                  Chicago Title of Colorado, Inc. (Chicago)
                  Creative Land Services, Inc. (Minnesota)
                  Johnson County Title Company (Kansas)
                  Liberty Title Company (Minnesota)
                  McHenry County Title Company (Illinois)
                  Meade Title Agency, Inc. (Ohio)
                  Service Title of Virginia, Inc. (Virginia - 30%)
                  Joint Title Plants and Associations
                           CTP, Inc. (Florida - 16%)
                           Dallas Seven Index, Inc. (Texas - 14%)
                           SKLD, Inc. (Colorado - 12.91%)
                           Title Data, Inc. (Texas - 6.25%)
                           Diversified Information Services Corporation (Arizona)
                  Standard Title Company of America, Inc. (Illinois - 25%)
                  WesTitle Agency, Inc. (Arizona)
                  Real Estate Index, Inc. (Illinois)
                           Real Estate Index of Ohio, LLC (Ohio)
                  McLean County Title Company (Illinois)
                  LaSalle County Title LLC (Illinois - 60%)
                  Spring Services Corporation (California)
                           Spring Services Texas, Inc. (Texas)
                  TPO, Inc. (Oklahoma)
                  Title and Trust Company (Idaho)
                  Baton Rouge Title Company, Inc. (Louisiana)
                  The Title Company of Canada, Ltd.
                  First Title and Abstract (Florida)
                  Imaged Library Co., LLC (Washington - 50%)
                  Yuma Title and Trust Company (Arizona)
                  Consolidated Reconveyance Company (California)
                           Lenders Posting and Publishing, Inc. (Delaware)
         Chicago Title and Trust Company Foundation (Illinois)(1)
         Title Accounting Services Corporation (Illinois)
         Iowa Land Services Corporation (Iowa)
         LC Investment Corporation (Indiana)
                  The Lake County Trust Company (Indiana)
         RealInfo, LLC (Illinois - 50%)


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        (1)    A charitable foundation in which Chicago Title and Trust Company possesses no ownership interest.


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
         Ticor Financial Company (California)
         Chicago Title Agency of Central Ohio (Ohio)
         Chicago Technology Services Corp. (Illinois)
         Washington Title Company  (Washington)
         Heritage American Insurance Services (California)
         Decator Title Company (Illinois - 60%)
         Chicago Title Flood Services, Inc. (Delaware)
         Chicago Title Credit Services, Inc. (Delaware)
         Chicago Title Market Intelligence, Inc. (Massachusetts)
         Chicago Title Field Services, Inc. (Utah)
         TT Acquisition Corp. (Texas)
         Security Union Title Insurance Company (California)
                  Land Title of Pierce County (Washington)
                  Northwest Equities, Inc. (Texas)
                  Guardian Title Company of Houston (Texas)
                  RJW Development Company (New Jersey)
                  Chicago Title Insurance Company of Oregon (Oregon)
                           Real Estate Exchange, Inc. (Oregon)
                  Title-Tax, Inc. (California)
         Ticor Title Insurance Company (California)
                  Commonwealth Title Co. (Washington)
         Alleghany Asset Management, Inc. (Delaware)
                  Montag & Caldwell Inc. (Georgia)
                  Chicago Deferred Exchange Corporation (Illinois)
                  The Chicago Trust Company (Illinois)
                           Security Trust Company (California)
  Alleghany Properties, Inc. (Delaware)
         Sacramento Properties Holdings, Inc. (California)
  Alleghany Funding Corporation (Delaware)
  Alleghany Capital Corporation (Delaware)
  Mineral Holdings Inc. (Delaware - 93.4%)
         World Minerals Inc. (Delaware)
                  World Minerals Acquisition Corp. (Pennsylvania)
                  Advanced Minerals Corporation (Delaware)
                           Fluxx France S.A. (France)
                  LeVay & Houseman, Inc. (Nevada)
                  World Minerals Italiana S.r.L. (Italy)
                  World Minerals Espanola, S.A. (Spain)
                  World Minerals (U.K.) Limited (United Kingdom)
                  WM Canada Inc. (Canada)
                  World Minerals do Brasil Ltda. (Brazil)
                  World Minerals Europe, S.A. (France)
                  World Minerals Island, h.f. (Iceland)
                  World Minerals Japan K.K. (Japan)
                  Celite Corporation (Delaware)
                           Celite Europe Corporation (Delaware)
                                    Celite France, S.A. (France)
                           Celite B.V. (Amsterdam, the Netherlands)
                                    Celite Hispanica, S.A. (Spain)
                  Kisilidjan, h.f. (Iceland - 48.56%)
                  Celite Mexico S.A. de C.V. (Mexico)
                           Almeria, S.A. de C.V. (Mexico)
                           Diatomita San Nicolas, S.A. de C.V. (Mexico)
                  Celite Pacific Limited (Hong Kong)


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

                  Celite China Inc. (Delaware)
                           Linjiang Celite Diatomite Company Ltd. (China - 72.65%)
                  Celite Jilin, Inc. (Delaware)
                           Changbai Celite Diatomite Company Ltd. (China - 70.11%)
                  Celite Minerals China Corporation (Delaware)
                           Linjiang Lin-Lin Celite Diatomite Company Limited (China - 71.89%)
                  Celite Chile S.A. (Chile)
                           Sociedad Minera Celite del Peru, S.A. (Peru)
                  Celite Korea Ltd. (South Korea)
         Harborlite Corporation (Delaware)
                  Perlite, Inc. (Delaware)
                  Harborlite (U.K.) Limited (United Kingdom)
                  Harborlite France (France)
                           Harborlite Aegean Endustri Mineralleri-Sanayi, a.s. (Turkey)
                           Substancias y Mineralas Navajas S.A. de C.V. (Mexico)
         Europerlite Acquisition Corp. (Delaware)
                  Europerlite B.V. (Amsterdam, the Netherlands)
                           Europerlita Espanola, S.A. (Spain)
                           Europerlite Italiana, S.p.A. (Italy)
                  Fluxx Corp. (Delaware)
  Bibb Steel and Supply Company (Delaware)
  MSL Property Holdings, Inc. (Delaware)
  MSL Capital Recovery Corp. (Delaware)
         J & E Corporation (Tennessee)
  Underwriters Re Group, Inc. (Delaware)
         Underwriters Reinsurance Company (New Hampshire)
                  Commercial Underwriters Insurance Company (California)
                  Underwriters Insurance Company (Nebraska)
                           Texas Underwriters General Agency, Inc. (Texas)
                  Newmarket Underwriters Insurance Company (New Hampshire)
         URC Risk Managers, Inc. (Delaware)
         The Center Insurance Services, Inc. (Delaware)
                  The Center E&S Insurance Agency, Inc. (Georgia)
                  The Center Special Risk Insurance Agency, Inc.
                    (Georgia)
                  The Center Marine Managers, Inc. (New York)
                  The Center Financial Markets Insurance Agency, Inc. (Illinois)
         URC Representatives Ltd. (United Kingdom)
         URC International Inc. (Barbados)
         URC Management Inc. (Barbados)
  Heads and Threads (PA) LLC (Delaware)


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